                                                                    Exhibit 24.1

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints Carl W. Jasper his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 and sign any and all amendments (including post-effective amendments) thereto of Maxim Integrated Products, Inc. to be filed on or about April 11, 2001, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                       Signed:   /s/      John F. Gifford
                                              ----------------------------------

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints Carl W. Jasper his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 and sign any and all amendments (including post-effective amendments) thereto of Maxim Integrated Products, Inc. to be filed on or about April 11, 2001, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                       Signed:   /s/  James R. Bergman
                                              ----------------------------------

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints Carl W. Jasper his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 and sign any and all amendments (including post-effective amendments) thereto of Maxim Integrated Products, Inc. to be filed on or about April 11, 2001, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                       Signed:   /s/  B. Kipling Hagopian
                                              ----------------------------------

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints Carl W. Jasper his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 and sign any and all amendments (including post-effective amendments) thereto of Maxim Integrated Products, Inc. to be filed on or about April 11, 2001, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                       Signed:   /s/  Eric P. Karros
                                              ----------------------------------

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints Carl W. Jasper his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 and sign any and all amendments (including post-effective amendments) thereto of Maxim Integrated Products, Inc. to be filed on or about April 11, 2001, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                       Signed:   /s/  A. R. Wazzan
                                              ----------------------------------

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints Carl W. Jasper his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-8 and sign any and all amendments (including post-effective amendments) thereto of Maxim Integrated Products, Inc. to be filed on or about April 11, 2001, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                       Signed:   /s/  Sharon E. Smith-Lenox
                                              ----------------------------------